UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

August 24, 2010

(Date of earliest event reported)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 CityWest Blvd., Suite 800

Houston, Texas, 77042

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - Other Events

Item 8.01. Other Events

On February 12, 2010, Geokinetics Inc. (“Geokinetics”) and certain of its subsidiaries closed a transaction with Petroleum Geo-Services ASA and certain of its subsidiaries (“PGS”) acquiring the onshore seismic data acquisition and multi-client data library business of PGS (“PGS Onshore”).  The last of the financial statements required by Form 8-K with respect to the PGS Onshore acquisition were previously timely filed by Form 8-K/A on April 28, 2010.

This report contains the consolidated financial statement information for PGS Onshore as of December 31, 2009 and 2008 and the related combined statements of operations, changes in parent net invested capital, and cash flows for each of the years in the three year period ended December 31, 2009. This report also contains the unaudited pro forma financial information in connection with the PGS Onshore acquisition for the year ended December 31, 2009.

These financial statements are being filed so that Geokinetics may incorporate them by reference into its future registration statements filed under the Securities Act of 1933, which have different requirements for financial statements reflecting the PGS Onshore acquisition than those required to be contained in Form 8-K.

SECTION 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

Financial statements of the acquired business are incorporated herein by reference to Exhibits 99.1 of this Form 8-K.

(b)   Pro forma financial information.

Pro forma financial information is incorporated herein by reference to Exhibit 99.2 of this Form 8-K.

(d)     Exhibits.

23.1	Consent of Independent Registered Public Accounting Firm-UHY, LLP.

23.2	Consent of Independent Registered Public Accounting Firm-KPMG LLP.

99.1	PGS Onshore—Audited Combined Financial Statements as of December 31, 2009 and 2008 and for the three years ended December 31, 2009.

99.2	Geokinetics—Unaudited Condensed Pro Forma Combined Financial Information as of and for the year ended December 31, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

August 24, 2010	By:	/s/ Ronald D. Cayon
Ronald D. Cayon
Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

23.1	Consent of Independent Registered Public Accounting Firm-UHY, LLP.

23.2	Consent of Independent Registered Public Accounting Firm-KPMG LLP.

99.1	PGS Onshore—Audited Combined Financial Statements as of December 31, 2009 and 2008 and for the three years ended December 31, 2009.

99.2	Geokinetics—Unaudited Condensed Pro Forma Combined Financial Information as of and for the year ended December 31, 2009.